Rule 497(e)
File Nos. 33-73832/811-8268

FIRSTHAND FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2005,
as amended June 20, 2005

FIRSTHAND TECHNOLOGY VALUE FUND®
FIRSTHAND TECHNOLOGY LEADERS FUND
FIRSTHAND TECHNOLOGY INNOVATORS FUND
FIRSTHAND E-COMMERCE FUND
FIRSTHAND GLOBAL TECHNOLOGY FUND

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus for the Funds dated April 29, 2005 (the "Prospectus"), as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at P.O. Box 8356, Boston, MA 02266-8356, by calling Firsthand Funds toll-free at 1.888.884.2675, or by visiting our website at www.firsthandfunds.com. Financial statements for the Funds for the fiscal period ended December 31, 2004, as contained in the Annual Report to Shareholders, are incorporated herein by this reference. Firsthand Funds' Annual Report and Semi-Annual Report are available, free of charge, upon request, by calling the toll-free number shown above.

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THE TRUST

Firsthand Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was formed on November 8, 1993. As of the date of this SAI, the Trust offers shares of five series, Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund (each a "Fund" and collectively the "Funds"). Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. Each Fund is non-diversified and has its own investment objective and policies.

The shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual Funds, except in matters where a separate vote is required by the 1940 Act, or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund. Each share of a Fund is entitled to its pro rata portion of such distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of a Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Trust (or of any Fund or class) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the applicable Fund or class) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund or class) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund or class).

DEBT SECURITIES.  Each Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that, in the opinion of the Firsthand Capital Management, Inc., the Funds' investment adviser (the "Investment Adviser"), offer long-term capital appreciation possibilities because of the timing of such investments. Each Fund intends that no more than 35% of its total assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if a Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise, unless the Investment Adviser nonetheless expects the potential for capital gains (because, e.g., the debt obligations are convertible into equity securities).

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Each Fund's investments in debt securities may consist of investment grade securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), as well as unrated securities. Below investment-grade securities have speculative characteristics, and changes in economic conditions or other circumstances are likely to lead to a weakened capacity to pay principal and interest compared to higher-grade securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or in unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. A Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

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Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the custodian in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. Each Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to a Fund's own advisory and administrative fees.

WARRANTS. Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of a Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of a Fund's entire investment in the warrant).

FOREIGN SECURITIES. Subject to each Fund's investment policies and quality standards, each Fund may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in a Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments; expropriation or nationalization of assets; restrictions on foreign investments and repatriation of capital; imposition of high (and potentially confiscatory) levels of foreign taxation, including foreign taxes withheld at the source; currency blockage (which would prevent cash from being brought back to the United States); and the difficulty of enforcing legal rights outside the United States.

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WRITING COVERED CALL OPTIONS. Each Fund, with the exception of Firsthand Technology Value Fund, may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that a Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time before a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the appropriate clearing agency and the exchanges on which the option is traded.

The writing of covered call options is a conservative investment technique that the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, although the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, the call writer has retained the risk of loss should the price of the underlying security decline. Currently, writing covered call options is not a principal investment strategy of any Fund.

WRITING COVERED PUT OPTIONS. Each Fund, with the exception of Firsthand Technology Value Fund, may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains, in a segregated account with its custodian, cash or liquid securities in an amount not less than the exercise price while the put option is outstanding.

The risks involved in writing put options include the chance that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Currently, writing covered put options is not a principal investment strategy of any Fund.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may have that option exercised at any time during the option period, disruptions in the markets for underlying instruments could result in losses for options investors, there may be imperfect or no correlation between the option and the securities being hedged, the insolvency of a broker could present risks for the broker's customers, and market-imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts, and securities markets and the Investment Adviser's ability to select the proper time, type, and duration of the options.

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By writing options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. Each Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a price higher than its then-current market value. A Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid, which would represent a realized loss to the Fund. When writing call options, a Fund is required to own the underlying financial instrument or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, a Fund's ability to meet current obligations, to honor redemptions, or to achieve its investment objective may be impaired.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In addition, a Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. If a Fund engages in options transactions, it will commit no more than 30% of its net assets to option strategies.

BORROWING. Each Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund may pledge its assets in connection with borrowings. While a Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

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LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes a Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' custodian in an amount equal to or greater than the market value of the loaned securities. Each Fund will limit loans of its portfolio securities to no more than 30% of the Fund's total assets.

For lending its securities, a Fund receives from the borrower one or more of (a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). A Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of a Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"), and must permit a Fund to reacquire loaned securities in time to vote on any important matter.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets (determined at the time of the acquisition) in illiquid securities.  Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days.  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Limitations on resale may have an adverse effect on the marketability of such securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices due to reduced market demand for restricted securities.  A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities and may experience difficulty satisfying redemption requirements due to delays or impediments discussed above.

In addition, each Fund may, and Firsthand Technology Value Fund and Firsthand Technology Innovators Fund currently do, invest in illiquid securities that are venture capital investments.  Such securities are extremely difficult to price for a variety of reasons.  Since those securities are rarely traded even among institutional investors, a reliable arms-length price often is not available as a pricing benchmark.  Pricing of such a security is based on the Investment Adviser's analysis of its fair value.  This is a highly subjective measure and will likely vary from the valuation accorded to the same security by other investors.  Furthermore, the value of illiquid securities of private companies depends heavily on the complex legal rights attached to the securities themselves that are very difficult to evaluate and which, oftentimes, are different even among investors of the same company.

Furthermore, while the Investment Adviser frequently monitors each private equity investment to assess when to fair value such securities, it is possible that a delay may occur between the time when an event that may necessitate a repricing occurs and the time the Investment Adviser is informed of that event.  Delays in repricing can also arise due to the time it takes the Investment Adviser to conduct its pricing analysis and for the Pricing Committee to convene, deliberate and decide on a final pricing decision.

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Due to the inherent imprecision of pricing of illiquid securities and the variation of factors that might cause a repricing event, the Investment Adviser does not attempt to reprice based on a fixed time schedule, but, rather, reprice usually when material events, sufficient to warrant a repricing, have occurred.  Even the determination of the occurrence of an event that necessitates a repricing is a subjective matter.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Adviser and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in a Fund's portfolio.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS. THE FUNDS MAY ALSO INVEST IN BONDS RATED BELOW THESE LEVELS AND UNRATED BONDS.

MOODY'S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

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STANDARD & POOR'S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS. THE FUNDS MAY ALSO INVEST IN PREFERRED STOCKS RATED BELOW THESE LEVELS AND UNRATED PREFERRED STOCKS

MOODY'S

Aaa - An issue that is rated Aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa - An issue that is rated Aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A - An issue that is rated A is considered to be an upper-medium-grade preferred stock. Although risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa - An issue that is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue.  This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

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A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions than preferred stocks in higher-rated categories.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. No Fund shall:

  Underwrite the securities of other issuers, except that a Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

  Purchase or sell real estate or interests in real estate, but a Fund may purchase marketable securities of companies holding real estate or interests in real estate.

  Purchase or sell commodities or commodity contracts, including futures contracts, except that Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

  Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of a Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of a Fund's total assets.

  Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

  Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of a Fund's total assets at the time any borrowing is made. While a Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

  Purchase or sell puts and calls on securities, except that Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund may purchase and sell puts and calls on stocks and stock indices.

  Make short sales of securities.

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  Participate on a joint or joint-and-several basis in any securities trading account.

  Purchase the securities of any other investment company except in compliance with the 1940 Act.

No Fund shall issue senior securities, except as permitted by its investment objective, policies, and restrictions, and except as permitted by the 1940 Act.

In addition, each Fund has adopted a fundamental policy of concentrating its investments in certain high-technology industries (target group: semiconductor, computer, computer peripheral, software, telecommunication, mass storage device, and, in the case of Firsthand Technology Value Fund, medical).

Certain Funds have also adopted the non-fundamental investment restrictions set forth below. These restrictions may be changed by the affirmative vote of a majority of the Trustees.

  Under normal circumstances each Fund will invest at least 80% of its assets in high-technology companies. (Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, and Firsthand Global Technology Fund only.)

  Under normal circumstances, Firsthand e-Commerce Fund will invest at least 80% of its assets in companies that provide products, services, and technology to facilitate the growth of electronic commerce.

  Each Fund will provide 60 days' notice to its shareholders prior to changing its 80% policy set forth above.

With respect to the percentages adopted by each Fund as maximum limitations on a Fund's investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of a change in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request from the Trust. Pursuant to the Declaration of Trust, the Trustees have elected officers including a president, secretary, and treasurer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Information about the Trustees and officers* of the Funds is set forth in the following table. The address for each person listed below is 125 South Market, Suite 1200, San Jose, CA 95113.

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Name, Year of Birth, Positions(s) Held With Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustees

Disinterested Trustees:
Michael Lynch (1961) Trustee	Since 1994

Mr. Lynch is a principal of Rainier Wine (wine distribution) from March 2004 to the present.  Mr. Lynch served as Vice President of Sales and Business Development of AlphaOmega Soft, Inc. (a manufacturer of software) from 2002 through 2003. Mr. Lynch served as Vice President of Sales and Business Development at Picture IQ Corporation (a manufacturer of digital imaging software) from 1999 through 2002.

			Five	None
Jerry Wong (1951) Trustee	Since 1999

Mr. Wong serves as CFO for Companion Worlds, Inc. (a manufacturer of hardware/software to facilitate fitness and health maintenance) from June 2003 to present.  Mr. Wong also serves as a consultant from October 2002 to present. Mr. Wong served as Vice President of Finance and Executive Vice President of U.S. Operations of Poet Holdings, Inc. (a manufacturer of software) from 1995 through 2002.

			Five	None
Interested Trustee:
Kevin Landis(2) (1961) Trustee/President	Since 1994

Mr. Landis is President and Chief Investment Officer and a Director of Firsthand Capital Management, Inc. and has been a portfolio manager with Firsthand Capital Management, Inc. since May 1994. From 1998 through 2001, he was also the President and Chief Executive Officer of Silicon Capital Management LLC.

			Five	None
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Officers:
Yakoub Bellawala(3) (1965) Secretary	Since 2003

Mr. Bellawala is Vice President of Business Process Development of Firsthand Capital Management, Inc. (FCM) from August 2002 to present. He was Vice President of Business Development for FCM from 1999 to 2002.  He was Treasurer of Firsthand Funds from 1996 to 2003.

		N/A	N/A
Aaron Masek (1969) Treasurer	Since 2005	Mr. Masek has been a Director of BISYS Fund Services, Inc. since 2005 and has been employed by BISYS in various other roles since 1997.	N/A	N/A
Nicholas P. Petredis (1961) Chief Compliance Officer	Since 2004	Mr. Petredis is a principal of Petredis Law Offices from _1993 to present. He was Managing Director and Senior Counsel of Firsthand Capital Management, Inc. from 2000 to 2001.	N/A	N/A

*     The term "officer" means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.

(1)  Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.

(2)  Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.

As of February 1, 2005, none of the disinterested Trustees had any ownership of securities of the Investment Adviser, ALPS Distributors, Inc. (the "Distributor"), or any affiliated person of the Investment Adviser or Distributor.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the Trust as of December 31, 2004.

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Name of Trustee	Dollar Range of Equity Securities Held in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Kevin Landis		Over $100,000
Firsthand Technology Value Fund	Over $100,000
Firsthand Technology Leaders Fund	Over $100,000
Firsthand Technology Innovators Fund	Over $100,000
Firsthand e-Commerce Fund	Over $100,000
Firsthand Global Technology Fund	Over $100,000
Michael Lynch		$50,000 - $100,000
Firsthand Technology Value Fund	$50,000 - $100,000
Jerry Wong		Over $100,000
Firsthand Technology Value Fund	$50,001 - $100,000
Firsthand Technology Leaders Fund	$10,001 - $50,000
Firsthand Technology Innovators Fund	$10,001 - $50,000
Firsthand e-Commerce Fund	$10,001 - $50,000
Firsthand Global Technology Fund	$10,001 - $50,000

TRUSTEE COMPENSATION

For the Year Ended December 31, 2004

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Trustees
Kevin M. Landis, Trustee/President	None	None	None
Michael Lynch, Trustee	$50,000	None	$50,000
Jerry Wong, Trustee	$50,000	None	$50,000(1)

(1)   All or a portion of such compensation was deferred pursuant to the deferred trustees compensation agreements between the Trust and the disinterested Trustees.

STANDING COMMITTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of matters of importance to disinterested Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, a Nominating Committee, and a Pricing Committee.

The Audit Committee is composed of all the disinterested Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function, and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2004, the Audit Committee held two meetings.

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The Nominating Committee is composed of all of the disinterested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either interested persons or disinterested persons of the Trust. The Trust does not have a formal policy for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2004, the Nominating Committee did not meet.

The Pricing Committee is composed of (i) at least one disinterested Trustee, (ii) any two officers of the Trust, and (iii) the principal portfolio manager for each Fund that holds the security or securities being valued. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31 2004, the Pricing Committee held 13 meetings.

PROXY VOTING POLICIES

The Trust has adopted proxy voting policies and procedures that delegate to the Investment Adviser the authority to vote proxies for the Funds, subject to the oversight of the Board of Trustees. The Investment Adviser votes proxies in accordance with its Proxy Voting Policies and Procedures (the "Proxy Procedures"). The Proxy Procedures set forth the Investment Adviser's policy on proxy voting as well as a detailed set of procedures regarding its implementation. The Investment Adviser believes that the right to vote proxies is a Fund asset. Therefore, in exercising such rights, the Investment Adviser will attempt to maximize and protect the value of the security and to give the greatest economic benefit to the Fund. The exclusive purpose shall be to provide benefits to a Fund by considering those factors that affect the value of the security with respect to which a proxy is issued. Pursuant to the Proxy Procedures, the Investment Adviser will exercise voting rights on all decisions that the Investment Adviser has determined have a material effect on the value of the security.

As a general rule, the Investment Adviser shall cause the proxies to be voted in the same manner as the issuer's management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. The Investment Adviser shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes, and compensation programs may not be in the best interests of a Fund and, therefore, provide reasons for voting against management.

In accordance with the Proxy Procedures, the Investment Adviser has designated a third-party agent (Institutional Shareholder Services ("ISS")) to review each proxy proposal, to provide recommendations for voting, and to cast votes on behalf of the Funds, subject to review and approval by the Investment Adviser of such recommendation prior to voting. A designated employee of the Investment Adviser reviews each ISS proposal and recommendation and, with due consultation with the Investment Adviser's Proxy Committee, as described below, ensures the votes are cast in a timely fashion.

The Proxy Procedures establish a Proxy Committee, composed of members of the Investment Adviser's portfolio management and research teams. The Proxy Committee meets quarterly to review the proxies voted during the preceding quarter and to reaffirm or adjust the voting guidelines for the upcoming quarter. The Proxy Committee also meets on an ad hoc basis whenever the Investment Adviser believes that a vote should be cast in a way different from that recommended by ISS or unique issues are involved.

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The Proxy Procedures also address the issue of resolving conflicts of interest. To the extent a conflict of interest exists and the Investment Adviser decides to vote against the recommendation of an independent third-party proxy administrator (i.e., ISS), the conflict must be identified and disclosed to the Proxy Committee. The Proxy Committee would need to review the conflict and all of the surrounding facts and circumstances and to resolve the conflict in the best interests of the relevant Fund.  An override of the independent third-party recommendation may be approved if the Proxy Committee believes that any potential conflict of interest does not outweigh the business rationale for the override or inappropriately affects the recommendation of the Proxy Administrator.

Information regarding how the Investment Adviser votes these proxies is available by calling the Funds toll-free at 1.888.884.2675 and on the SEC's website on Form N-PX, which was filed on August 19, 2004, covering the Funds' proxy voting record for the 12-month period ending June 30, 2004.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy (the "Policy") to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds. No information concerning the portfolio holdings of the Funds may be disclosed to any third party (including individual investors, institutional investors, intermediaries, third party service providers to the Investment Adviser or the Funds, rating and ranking organizations, and affiliated persons of the Funds or the Investment Adviser) unless such disclosure is compliant with the Policy. The Policy is overseen by the Funds' Chief Compliance Officer ("CCO") and provides that the Funds will disclose their holdings on the Funds' website www.firsthandfunds.com per the following schedule:

	Disclosure Frequency	Disclosure Delay
Full Portfolio for each Fund:	Monthly	2 months
Top 10 Holdings for each Fund	Monthly	1 month
Portfolio Statistics (e.g., total net assets, number of holdings, market capitalization, R2 and beta)	Monthly	15 days

Other than portfolio holdings disclosed as described above, and except for communications with service providers or agents of the Funds in connection with their performance of services for the Funds (including Firsthand Capital Management, Inc., State Street Bank & Trust Company, Boston Financial Data  Services, Inc., ALPS Distributors, Inc.), the Funds do not disclose portfolio holdings on a confidential basis.  When providing portfolio holdings to mutual fund evaluation services, rating agencies, due diligence departments of broker-dealers and wirehouses, media, or other interested persons, we abide by the public disclosure policy as stated in the table above.

The Policy is designed to ensure that disclosure of information regarding a Fund's portfolio holdings is in the best interests of shareholders, including any potential conflicts of interest between a Fund's shareholder and those of the Fund's Investment Adviser, principal underwriter, or affiliated person thereof. The Board of Trustees has authorized the senior officers of the Funds or the Investment Adviser to disclose portfolio holdings in conformity with such procedures. In the event a material issue, conflict of interest, or other exception to the Policy is identified, the CCO will address the matter and report to the Board of Trustees at their next regular quarterly meeting.

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CODE OF ETHICS

The Trust and the Investment Adviser have adopted a joint code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. The code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the code of ethics either prohibits access persons from purchasing or selling securities that may be purchased or held by a Fund or permits access persons to purchase or sell such securities, subject to certain restrictions. For purposes of the code of ethics, an access person means (i) a director, a trustee, or an officer of a fund or an investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or an investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or an investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments, and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities that are eligible for purchase by a Fund. The code of ethics for the Trust and the Investment Adviser is on public file with, and is available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, California 95113, is registered as an investment adviser with the SEC. The Investment Adviser is controlled by Kevin M. Landis. Prior to September 1999, the Investment Adviser was named Interactive Research Advisers, Inc.

Under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser shall provide each Fund with investment research, advice, management, and supervision and shall manage the investment and reinvestment of the assets of each Fund consistent with each Fund's investment objective, policies, and limitations.

Pursuant to the Advisory Agreement for Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund, each such Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and/or, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

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For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Value Fund paid advisory fees of $10,399,726, $10,149,078, and $11,941,935, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Leaders Fund paid advisory fees of $1,937,156, $1,953,954, and $2,392,864, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Innovators Fund paid advisory fees of $1,024,569, $1,136,971, and $1,551,531, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand e-Commerce Fund paid advisory fees of $871,570, $898,434, and $991,843, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Global Technology Fund paid advisory fees of $667,100, $563,709, and $490,764, respectively.

By its terms, the Advisory Agreement remains in force for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.  At each quarterly meeting of the Board of Trustees the Board reviews the performance information and nature of services provided by the Investment Adviser.

At an in-person meeting held on August 14, 2004, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Funds (as that term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Adviser.  The Trustees, pursuant to the advice of counsel regarding their fiduciary duties when re-approving the Advisory Agreement, considered, among other things, the following information regarding the Investment Adviser:

Nature, Extent and Quality of Services Provided by the Investment Adviser.  The Board reviewed the nature, quality and scope of current and anticipated services provided by the Investment Adviser under the Advisory Agreement. The Board also analyzed the Investment Adviser's experience and the capabilities of the Investment Adviser's portfolio management team. For example, the Board reviewed and discussed the Investment Adviser's Form ADV and internal compliance policies, as well as the experience of the Investment Adviser as investment adviser or sub-adviser to individuals, investment companies and institutions. In addition to the above considerations, the Board reviewed and considered a description of the Investment Adviser's portfolio and brokerage transactions and "fall-out" benefits to the Investment Adviser. Based on this review, the Board concluded that the range and quality of services to be provided by the Investment Adviser to the Funds were appropriate and continued to support its original selection of the Investment Adviser.

Investment performance.  The Board reviewed the performance of the Funds and comparable funds. In addition, the Board reviewed the personnel of the Investment Adviser who would be responsible for compliance, investment advisory oversight and the performance monitoring of the portfolio management team. In particular, the Board reviewed information regarding the levels of experience and turnover rates of the Adviser's employees. Based on this review, the Board concluded that the expense levels and the historical performance of the Funds, as managed by the Investment Adviser, were satisfactory.

Profitability.  The Board considered the level of profits that could be expected to accrue to the Investment Adviser from the fees payable under the Advisory Agreement. In addition, the Board reviewed the current financial condition of the Investment Adviser and a summary of total expense ratios and management fees. The Board also discussed the existence of other compensation arrangements with the Investment Adviser. Based on this review, the Board concluded that the Funds' advisory fees are competitive with those of comparable funds and that the Investment Adviser's profit margin was reasonable.

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Economies of scale.  The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the total operating expenses of the Funds contain breakpoints and, accordingly, reflect the potential that economies of scale may be realized as the Funds grow.

Based on the above analysis, the Board of Trustees determined that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Agreement.

The Board of Trustees of the Trust has approved an administration agreement with the Investment Adviser for each Fund ("Administration Agreement") wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Funds. Pursuant to the Administration Agreement, the Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Funds' security transactions and the Funds' books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement for Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund, each such Fund pays to the Investment Adviser, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Value Fund paid administrative fees of $2,776,585, $2,712,845, and $3,092,564, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Leaders Fund paid administrative fees of $581,147, $586,186, and $713,123, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Technology Innovators Fund paid administrative fees of $307,371, $341,091, and $465,169, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand e-Commerce Fund paid administrative fees of $261,471, $269,530, and $297,553, respectively. For the fiscal years ended December 31, 2004, 2003, and 2002, Firsthand Global Technology Fund paid administrative fees of $200,130, $169,113, and $147,229, respectively.

The Administration Agreement may be terminated by the Trust at any time, on 60 days' written notice to the Investment Adviser, without penalty, either (a) by vote of the Board of Trustees or (b) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

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THE DISTRIBUTOR

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202, serves as principal underwriter for the Trust pursuant to a distribution agreement ("Distribution Agreement"). Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that it will continue in effect for two years initially and from year-to-year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated on 60 days' notice, without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding shares of the Funds, or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

SECURITIES TRANSACTIONS

The Investment Adviser furnishes advice and recommendations with respect to the Funds' portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds' portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

The Investment Adviser may direct the Funds' portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with "soft dollars." The Investment Adviser will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Adviser's other investment accounts. The Funds may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the "third market" (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Funds' own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

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Firsthand Technology Value Fund paid brokerage commissions of $871,194, $1,394,582, and $2,465,015 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand Technology Leaders Fund paid brokerage commissions of $154,003, $179,878, and $273,965 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand Technology Innovators Fund paid brokerage commissions of $209,849, $338,065, and $359,224 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand e-Commerce Fund paid brokerage commissions of $78,003, $158,827, and $217,854 during the fiscal years ended December 31, 2004, 2003, and 2002, respectively. Firsthand Global Technology Fund paid brokerage commissions of $97,309, $121,095, and $60,453 for the fiscal years ended December 31, 2004, 2003, and 2002, respectively.

PORTFOLIO TURNOVER

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could reduce a Fund's returns. High portfolio turnover can also result in adverse tax consequences to a Fund's shareholders. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate. The turnover for each Fund is not expected to exceed 100% annually.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES.  Properly completed orders for shares that are received by Shareholder Services prior to the close of business on the New York Stock Exchange (the "NYSE") are priced at the net asset value per share computed as of the close of the regular session of trading on the NYSE on that day. Properly completed orders received after the close of the NYSE, or on a day the NYSE is not open for trading, are priced at the net asset value at the close of the NYSE on the next day on which the NYSE is open for trading.

As stated in the Prospectus for the Funds dated April 29, 2005, under the "Orders Through Your Broker" section, the Trust has authorized brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. Shareholder Services will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A customer order placed through an authorized broker or the broker's authorized designee will be priced at the Fund's net asset value next computed after the order is accepted by the broker or the broker's designee.

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REDEMPTION OF SHARES.  The right of redemption may not be suspended, or the payment of a redemption may not be postponed, for more than seven calendar days after the receipt of a shareholder's redemption request is made in accordance with the procedures set forth in the "Exchanging and Selling Shares" section of the Prospectus, except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closing) or during which the SEC determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (c) for any other period that the SEC may by order permit for your protection.

When you request a redemption, the Trust will redeem all or any portion of your shares of a Fund in accordance with the procedures set forth in the "Exchanging and Selling Shares" section of the Prospectus.

CALCULATION OF SHARE PRICE.  The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 P.M., Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, and the following holidays: New Year's Day; Martin Luther King, Jr. Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. Because a Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days when a Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see "Pricing of Fund Shares" in the Prospectus.

TAXES

The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code.  Each Fund will be treated as a separate entity for federal income tax purposes.  Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund rather than to the Trust as a whole.  Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures or forward contracts).  Pursuant to future regulations, the Internal Revenue Service ("IRS") may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities.  Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year:  (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.

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In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12-month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years.  Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.  However, no assurance can be given that a Fund will not be subject to the excise tax.

Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

23

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction.  In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if:  (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.  A longer holding period applies to investments in preferred stock.

Current federal income tax law provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%.  In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met.  A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify.  Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not.)  Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  No assurance can be given as to what portion, if any, of a Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.  Only the Firsthand Global Technology Fund may qualify for and make the election for a taxable year; however, even if the Fund qualifies for the election for a year, it may not make the election for such year.  The Firsthand Global Technology Fund will each notify its shareholders within 60 days after the close of the Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.

Even if the Firsthand Global Technology Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Funds' shareholders if certain holding period requirements are met.  Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend.  These holding periods increase for certain dividends on preferred stock.  The Firsthand Global Technology Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

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If the Firsthand Global Technology Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends paid deduction will be increased by the amount of foreign taxes paid that year.  Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction.  If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year.  If the credit is attributable, wholly or in part, to qualified dividend income (as defined above), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income.  This $300 threshold is increased to $600 for joint filers.  A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain "excess distributions" received from the PFIC or  on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments.  Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income.  Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above.  If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

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If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.  Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below.  If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.  If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, an exchange, a redemption, or a repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells or exchanges shares of the Funds that he or she has held for less than six months and on which he or she has received distributions of capital gains (unless otherwise disallowed), any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. These loss disallowance rules do not apply to losses realized under a periodic redemption plan. Any loss realized on the disposition of shares of the Funds will be disallowed by the "wash sale" rules to the extent the disposed shares are replaced (including through the receipt of additional shares through reinvested distributions) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, U.S. shareholders will be subject to "back-up" withholding on their income, and, potentially, capital gain dividends and redemption proceeds, attributable to their shares of the Fund.

Provided that a Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Funds.

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Prospective shareholders should be aware that the investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. A Fund could be required at times to liquidate investments prematurely in order to satisfy a Fund's minimum distribution requirements.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Funds. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state, and local taxes to an investment in the Funds.

HISTORICAL PERFORMANCE INFORMATION

A Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the SEC, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

P(1+T)n= ERV

Where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years (1, 5, or 10)
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

Each Fund's "average annual total return after taxes on distributions" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC.  The formula can be expressed as follows:

P(1+T)n =ATVD

Where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions)
n	=	number of years
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ATVD   =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Each Fund's "average annual total return after taxes on distributions and redemptions" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC.  The formula can be expressed as follows:

P(1+T)n =ATVDR

Where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions and redemptions)
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of a Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of a Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of a Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The average annual total returns of the Funds for the periods ended December 31, 2004, are as follows:

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Firsthand Technology Value Fund:
1-Year	-6.62%
5-Year	-18.47%
10-Year	13.56%
Since inception (May 20, 1994)	15.14%
Since SEC effective date (December 15, 1994)	14.19%

Firsthand Technology Leaders Fund:
1-Year	-2.79%
5-Year	-17.81%
Since inception (December 10, 1997)	7.80%

Firsthand Technology Innovators Fund:
1-Year	-12.80%
5-Year	-23.01%
Since inception (May 20, 1998)	4.67%

Firsthand e-Commerce Fund
1-Year	5.56%
5-Year	-26.20%
Since inception (September 30, 1999)	-19.25%

Firsthand Global Technology Fund
1-Year	-7.16%
Since inception (September 29, 2000)	-18.00%

The average annual total returns of the Funds after taxes on distributions for the periods ended December 31, 2004, are as follows:

Firsthand Technology Value Fund:
1-Year	-6.62%
5-Year	-18.88%
10-Year	12.26%
Since inception (May 20, 1994)	13.61%
Since SEC effective date (December 15, 1994)	12.59%

Firsthand Technology Leaders Fund:
1-Year	-2.79%
5-Year	-17.81%
Since inception (December 10, 1997)	7.71%

Firsthand Technology Innovators Fund:
1-Year	-12.80%
5-Year	-24.16%
Since inception (May 20, 1998)	3.41%
29

Firsthand e-Commerce Fund:
1-Year	5.56%
5-Year	-26.23%
Since inception (September 30, 1999)	-19.27%

Firsthand Global Technology Fund:
1-Year	-7.16%
Since inception (September 29, 2000)	-18.03%

The average annual total returns of the Funds after taxes on distributions and sale of Fund shares for the periods ended December 31, 2004, are as follows:

Firsthand Technology Value Fund:
1-Year	-4.30%
5-Year	-14.43%
10-Year	11.67%
Since inception (May 20, 1994)	12.98%
Since SEC effective date (December 15, 1994)	12.01%

Firsthand Technology Leaders Fund:
1-Year	-1.81%
5-Year	-14.06%
Since inception (December 10, 1997)	6.80%

Firsthand Technology Innovators Fund:
1-Year	-8.32%
5-Year	-17.52%
Since inception (May 20, 1998)	4.14%

Firsthand e-Commerce Fund:
1-Year	3.61%
5-Year	-19.59%
Since inception (September 30, 1999)	-14.97%

Firsthand Global Technology Fund:
1-Year	-4.65%
Since inception (September 29, 2000)	-14.44%

A Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation). A nonstandardized quotation may also indicate average annual compounded rate of return over periods other than those specified for average annual total return. The average annual total returns, average annual total returns after taxes on distributions, and average annual total returns after taxes on distributions and redemptions for nonstandardized reporting years (the 2-, 3-, 4-, 6-, 7- and 8-year periods) are calculated using the same formulas provided above for such quotations.

The average annual total returns for nonstandardized reporting years for the periods ended December 31, 2004, are as follows:

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Firsthand Technology Value Fund:
2-Year	27.66%
3-Year	-10.59%
4-Year	-20.46%
6-Year	0.76%
7-Year	3.76%
8-Year	4.09%
9-Year	9.23%

Firsthand Technology Leaders Fund:
2-Year	25.41%
3-Year	-3.88%
4-Year	-16.12%
6-Year	-0.90%
7-Year	7.76%

Firsthand Technology Innovators Fund:
2-Year	16.55%
3-Year	-14.98%
4-Year	-18.75%
6-Year	-2.77%

Firsthand e-Commerce Fund:
2-Year	24.61%
3-Year	-1.01%
4-Year	-16.45%

Firsthand Global Technology Fund
2-Year	32.99%
3-Year	-5.92%
4-Year	-16.37%

The average annual total returns after taxes on distributions for nonstandardized reporting years ended December 31, 2004, are as follows:

Firsthand Technology Value Fund:
2-Year	27.66%
3-Year	-10.59%
4-Year	-20.51%
6-Year	0.15%
7-Year	3.22%
8-Year	3.23%
9-Year	7.94%
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Firsthand Technology Leaders Fund:
2-Year	25.41%
3-Year	-3.88%
4-Year	-16.12%
6-Year	-0.99%
7-Year	7.68%

Firsthand Technology Innovators Fund:
2-Year	16.55%
3-Year	-14.98%
4-Year	-18.75%
6-Year	-4.06%

Firsthand e-Commerce Fund:
2-Year	24.61%
3-Year	-1.01%
4-Year	-16.45%

Firsthand Global Technology Fund
2-Year	32.99%
3-Year	-5.92%
4-Year	-16.37%

The average annual total returns after taxes on distributions and sale of Fund shares for nonstandardized reporting years ended December 31, 2004, are as follows:

Firsthand Technology Value Fund:
2-Year	23.90%
3-Year	-8.84%
4-Year	-16.34%
6-Year	0.74%
7-Year	3.33%
8-Year	3.35%
9-Year	7.65%

Firsthand Technology Leaders Fund:
2-Year	21.94%
3-Year	-3.28%
4-Year	-13.08%
6-Year	-0.79%
7-Year	6.76%

Firsthand Technology Innovators Fund:
2-Year	14.22%
3-Year	-12.39%
4-Year	-15.06%
6-Year	-2.24%
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Firsthand e-Commerce Fund:
2-Year	21.24%
3-Year	-0.86%
4-Year	-13.34%

Firsthand Global Technology Fund
2-Year	28.58%
3-Year	-4.98%
4-Year	-13.27%

The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Funds.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers, and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices, and averages.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS

As of February 22, 2005 the following persons owned of record or beneficially 5% or more of the shares of the Funds:

FIRSTHAND TECHNOLOGY VALUE FUND:

NAME	% OWNERSHIP	SHARES
Charles Schwab & Co., Inc.	33.78%	6,118,900.569
Special Custody Acct FEBOC
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	21.96%	3,977,774.843
FEBOC
200 Liberty St. 5th Floor
New York, New York 10281-5503

National Investors Services Corp.	6.73%	1,219,286.601
FEBOC
Mutual Funds Department
55 Water Street, 32nd Floor
New York, New York 10041-0028
33

Pershing LLC	5.38%	973,733.898
P.O. Box 2052
Jersey City, NJ 07303-9998

FIRSTHAND TECHNOLOGY LEADERS FUND:

Charles Schwab & Co., Inc.	33.53%	2,070,722.764
Special Custody Acct FEBOC
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	18.40%	1,136,084.896
FEBOC
200 Liberty Street, 5th Floor
New York, New York 10281-1003

Pershing LLC	6.67%	411,770.460
P.O. Box 2052
Jersey City, NJ 07303-9998

National Investor Services Corp.	5.34%	329,897.332
FEBOC
Mutual Funds Department
55 Water Street, 32nd Floor
New York, New York 10041-0028

FIRSTHAND TECHNOLOGY INNOVATORS FUND:

Charles Schwab & Co., Inc.	30.90%	1,629,783.771
Special Custody Acct. FEBOC
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	19.08%	1,006,647.002
FEBOC
200 Liberty St. 5th Floor
New York, New York 10281-5503

National Investor Services Corp.	6.30%	322,165.426
FEBOC
Mutual Funds Department
55 Water Street, 32nd Floor
New York, New York 10041-0028
34

FIRSTHAND E-COMMERCE FUND:

Charles Schwab & Co., Inc.	29.66%	4,870,460.758
Special Custody Acct. FEBOC
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	17.48%	2,870,659.330
FEBOC
200 Liberty Street
One World Financial Center
New York, New York 10281-1003

National Investor Services Corp.	7.17%	1,177,165.513
FEBOC
55 Water Street, 32nd Floor
New York, New York 10041-0028

FIRSTHAND GLOBAL TECHNOLOGY FUND:

Charles Schwab & Co., Inc.	18.91%	1,166,054.264
Special Custody Acct. FEBOC
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp.	21.68%	1,336,823.148
FEBOC
200 Liberty Street 5th Floor
New York, New York 10281-5503

Charles Schwab & Co., a corporation organized in California, either directly or through one or more controlled companies, beneficially owned more than 25% of the voting securities of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund and therefore may be deemed to control each of these Funds. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

CUSTODIAN

Effective July 9, 2005PFPC Trust ("PFPC"), 301 Bellevue Parkway, Wilmington, DE 19809, will be the Custodian for each Fund's investments. PFPC will act as each Fund's depository, safe-keeping the portfolio securities, collecting all income and other payments with respect to the Funds, disbursing funds as instructed, and maintaining records in connection with its duties.  Prior to that date State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 will act as the Custodian.

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LEGAL COUNSEL AND AUDITORS

The law firm of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Washington, DC 20006, acts as legal counsel for the Trust and the Trust's disinterested Trustees.

The firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the Trust's independent registered public accounting firm. Tait, Weller & Baker performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

BISYS FUND SERVICES OHIO, INC.

As of June 20, 2005, BISYS Fund Services Ohio, Inc. ("BISYS") provides sub-administrative and fund accounting services to each Fund. For the performance of these services, the Investment Adviser (not the Funds) pays BISYS a fee based on percentage of the Trust's average daily net assets, subject to an annual minimum amount.

STATE STREET BANK AND TRUST COMPANY

State Street is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Funds' shares, and act as dividend and distribution disbursing agent. For the performance of these services, the Investment Adviser (not the Funds) pays State Street a fee for transfer agency and shareholder services at the annual rate of 0.02% of the Trust's average daily net assets and a flat annual fee of $720,000 for the Trust.

FINANCIAL STATEMENTS

Financial statements for the Funds for the fiscal period ended December 31, 2004, as contained in the Annual Report to Shareholders, are incorporated herein by this reference.

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